PAX WORLD FUND FAMILY
       ANNUAL REPORTS
    DECEMBER 31, 1999

                                     [LOGO}

                            1999
                                 ANNUAL
                                        REPORTS
PAX WORLD FUND
PAGES 1-17

            PAX WORLD GROWTH FUND
            PAGES 18-33

                                  PAX WORLD HIGH YIELD FUND
                                  PAGES 34-48

Dear Pax World Fund Family Shareholders:

     In our continuing commitment to a better environment, the Pax World Fund Family has consolidated the Annual Reports for the Pax World Fund, the Pax World Growth Fund and the Pax World High Yield Fund. We estimate this consolidation will save 3.7 MILLION pieces of paper each year!

     THE PAX WORLD FUND had an excellent year in 1999 outperforming the Lipper Balanced Fund Index (LBFI) by 92%. The Fund ended the year with a 17.23% return as compared to the LBFI return of 8.98%. In November, the Fund hit a notable milestone as it crossed the $1 billion mark. THE PAX WORLD GROWTH FUND also had an admirable year beating the Lipper Multi-Cap Core Fund Index (LMCCFI) by 36%. The Growth Fund gained 28.30% vs the LMCCFI gain of 20.79%. THE PAX WORLD HIGH YIELD FUND emerged in October and, although in its infancy, shows signs of becoming an important and necessary asset class for socially responsible investors. We commend our managers Robert Colin, Christopher Brown and Diane Keefe for their hard work and excellent results.

     Last year, the S&P 500 Index marked its fifth straight year of double-digit gains. Curiously, much of that strength centered around technology and the dot.com phenomenon, masking the rather mediocre performance of more traditional growth companies. Going forward, we will continue to cautiously participate in this "new economy", ever mindful of the fact that what is in vogue now can, in today's market, vanish in a cyber-blink. At the same time, we will seek out companies we believe offer value and "growth at a reasonable price".

     Our social responsibility activism and sponsorships remained strong throughout the year highlighted by the election of Anita Green to the Board of Directors of the Social Investment Forum. To cite one example of our social activities, Pax World participated in the International Fund for Animal Welfare media campaign against Mitsubishi's plans to construct the world's largest salt plant on the Baja Peninsula of Mexico, that could harm the last untouched breeding ground for gray whales.

     Once again, as evidenced by our 1999 results, our shareholders can be proud of the fact that investment performance and social responsibility can go hand in hand.

     Sincerely,




     Laurence A. Shadek                                       Thomas W. Grant
     Chairman                                                 President


     February 9, 2000

                                                    PAX WORLD FUND, INCORPORATED

                              QUESTIONS AND ANSWERS
          ROBERT P. COLIN & CHRISTOPHER H. BROWN, PORTFOLIO CO-MANAGERS

Q. WHAT WERE THE MOST IMPORTANT FACTORS THAT INFLUENCED THE INVESTMENT PERFORMANCE OF PAX WORLD FUND DURING 1999?

A. Pax World Fund out-performed most other balanced funds last year for the following reasons:

         1. During the year 1999, the Federal Reserve Bank raised interest rates three times, totalling 75 basis points (3/4%). We elected to maintain a short bond duration to help insulate the fixed-income portfolio from these rate increases. On the equity side, we remained under-weighted in the financial sector, which was impacted most by the Fed's tightening bias.
         2. Foreign securities continued to play an important role in the performance of the Fund. Our foreign holdings increased from 1.5% at year-end 1998 to 14.6% by year-end 1999. This increase was the result of a merger of one of our largest holdings with another entity, along with additional investments and capital appreciation.
         3. Technology   also   continued  to   contribute   measurably  to  the
            performance of the Fund. We increased this sector from 7.4% at year-end 1998 to 9.8% by year-end 1999. Moreover, we added six new positions within this sector, while eliminating or reducing two older holdings.

Q.    WHAT ARE SOME EXAMPLES OF STOCKS BOUGHT AND SOLD DURING 1999?

A. With interest rates having a significant influence on our investment strategy during 1999, a total of 6 stocks were sold while 21 new positions were established. All of the Fund's holdings in the housing industry, as well as some financial issues, were sold during 1999. Some of those decisions were predicated on deteriorating fundamentals while others reflected social concerns. One technology holding, COMPAQ COMPUTER, was sold due to disappointing earnings and a management shake-out. It was replaced with APPLE COMPUTER, which performed admirably in 1999. Among other new purchases by the Fund were: PHILIPS ELECTRONICS - technology and consumer electronics; AMERICA ONLINE - Internet service provider; CISCO - computer networking systems; BESTFOODS - food processor; TELEFONOS DE MEXICO - telecommunications; and COSTCO - wholesale membership warehouses.

Q.    HOW DID PAX WORLD FUND PERFORM IN 1999?

A. The Net Asset Value (NAV) of the Fund set new records during 1999 and closed the year at $23.40 per share versus an NAV of $21.64 per share at year-end 1998. Following are some 1999 Total Return (interest and dividend income plus capital appreciation) comparisons: Pax World Fund 17.23%; Lipper Balanced Fund Index 8.98%; and 60% S&P / 40% Lehman Brothers Aggregate Bond Index 11.15%.


SECURITY DIVERSIFICATION, 12/31/99              ASSET ALLOCATION, 12/31/99
                                                U.S. Stocks 51%
Government Agency Bonds  25%                    Bonds 26%
Consumer Products & Services 16%                Foreign Stocks 15%
Telecommunications 14%                          Cash & Equivalents 8%
Health Care 13%
Technology 10%
Cash & Equivalents 8%
Utilities 5%
Energy 5%
Financial/Real Estate 3%
Corporate Bonds 1%

PAX WORLD FUND, INCORPORATED

                          TEN YEAR ANNUAL TOTAL RETURN
                                   HISTORICAL


          Pax World          Lipper       *Pax World Fund, Inc.

1989        $10,000         $10,000       17.23%     1 YR. TOTAL RETURN
1990        $11,045          $9,931       21.12%     5 YR. AVG. TOTAL RETURN
1991        $13,342         $12,529       13.52%     10 YR. AVG. TOTAL RETURN
1992        $13,426         $13,421
1993        $13,285         $14,987       Lipper Balanced Fund Index
1994        $13,638         $14,658
1995        $17,618         $18,262       8.98%      1 YR. TOTAL RETURN
1996        $19,444         $20,638       16.33%     5 YR. AVG. TOTAL RETURN
1997        $24,328         $24,776       12.26%     10 YR. AVG. TOTAL RETURN
1998        $30,317         $28,514
1999        $35,541         $31,075


Growth of a $10,000 investment, compounded annually.

*Total return figures include reinvested dividends, capital gains distributions, and changes in principal value and represent past performance, which is no guarantee of future results.

PORTFOLIO HIGHLIGHTS

TEN LARGEST STOCK HOLDINGS, 12/31/99                            KEY STATISTICS, 12/31/99

                                         Percent of             Change in NAV ($21.64 to $23.40).............$1.76
Company                                  Net Assets
                                                                Distributions to Shareholders
Amgen Inc....................................5.92%              (per share).................................$1.869
Vodafone Airtouch PLC ADR....................5.81%
Enron Corp. .................................4.17%              12 Month Total Return.......................17.23%
Sony Corp. ADR...............................3.34%
EMC Corp. (Mass.)............................2.56%              Net Increase in Net Assets
Merck & Co. Inc..............................2.52%              Resulting From Operations...........$152.4 million
Gap Inc......................................2.16%
Tribune Co. .................................2.07%              Total Net Assets..................$1,064.9 million
SBC Communications Inc.......................1.83%
Peoples Energy Corp. ........................1.74%

Total                                       32.12%


                                                    PAX WORLD FUND, INCORPORATED

ANNUAL MEETING OF SHAREHOLDERS

     An Annual Meeting of the Shareholders of the Fund was held at 10:45 a.m. on Thursday, June 10, 1999 at the State Street Bank and Trust Company, 225 Franklin Street, Boston, MA 02110. The matters voted upon and the number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to each matter, are as follows:

     (A) To elect a Board of eight Directors, each to hold office until the next Annual Meeting of the Shareholders of the Fund or until a successor shall have been chosen and shall have qualified:

        NOMINEE:                        FOR:               WITHHELD:
        C. Lloyd Bailey             20,429,681.241       1,251,288.976
        Carl H. Doerge, Jr.         21,229,038.597         451,931.620
        Thomas W. Grant             21,196,755.229         484,214.988
        Joy L. Liechty              21,269,449.167         411,521.050
        Laurence A. Shadek          21,207,764.113         473,206.104
        Sanford C. Sherman          21,247,346.751         433,623.466
        Nancy S. Taylor             21,231,463.833         449,506.384
        Esther J. Walls             21,206,327.964         474,642.253

(constituting all of the members of the Board of Directors of the Fund) (there were no abstentions and no broker non-votes with respect to any nominee)

     (B) To ratify the selection by the Board of Directors of Pannell Kerr Forster PC as the independent public accountants of the Fund for the year ending December 31, 1999:

                                  For:                     20,791,464.391
                                  Against:                     81,452.882
                                  Abstain:                    808,052.944
                                  Broker Non-Votes:                 0.000

     (C) To transact such other business as may properly come before such annual meeting or any adjournment thereof:

                                  For:                     19,742,367.241
                                  Against:                    277,281.268
                                  Abstain:                  1,661,321.708
                                  Broker Non-Votes:                 0.000

PAX WORLD FUND, INCORPORATED


                          PAX WORLD FUND, INCORPORATED
                             SCHEDULE OF INVESTMENTS
                                December 31, 1999


                                                             NUMBER OF                         PERCENT OF
NAME OF ISSUER AND TITLE OF ISSUE                              SHARES          VALUE           NET ASSETS

                  COMMON STOCKS
CONSUMER PRODUCTS AND SERVICES
   Best Foods, Inc...................................          150,000    $    7,884,375
   Costco Wholesale Corp. ...........................          150,000        13,687,500
   Gap, Inc..........................................          500,000        23,000,000
   General Mills, Inc................................          200,000         7,150,000
   Koninklijke Philips Electronics, NV ADR...........          115,000        15,525,000
   Masco Corp........................................          400,000        10,150,000
   MediaOne Group, Inc...............................          225,000        17,282,812
   Sony Corp. ADR....................................          125,000        35,593,750
   Starbucks Corp....................................          420,000        10,185,000
   Tribune Co........................................          400,000        22,025,000
   Wendy's International, Inc........................          396,540         8,178,637
                                                                          --------------
                                                                             170,662,074            16.0%
                                                                          --------------

ENERGY
   Enron Corp........................................        1,000,000        44,375,000
   Questar Corp. ....................................          200,000         3,000,000
                                                                          --------------
                                                                              47,375,000             4.4
                                                                          --------------

FINANCIAL
   American Gen Corp.................................          160,000        12,140,000
   H&R Block, Inc....................................          250,000        10,937,500
   SLM Holding Corp..................................          200,000         8,450,000
                                                                          --------------
                                                                              31,527,500             3.0
                                                                          --------------

HEALTH CARE
   Amgen, Inc........................................        1,050,000        63,065,625
   Baxter International, Inc.........................          150,000         9,421,875
   Bristol-Myers Squibb Co...........................          250,000        16,046,875
   Guidant Corp......................................          200,000         9,400,000
   Johnson & Johnson.................................          100,000         9,312,500
   Medtronic, Inc....................................          200,000         7,287,500
   Merck & Co., Inc..................................          400,000        26,825,000
                                                                          --------------
                                                                             141,359,375            13.3
                                                                          --------------

                                                    PAX WORLD FUND, INCORPORATED

PAX WORLD FUND, INCORPORATED
SCHEDULE OF INVESTMENTS, CONTINUED

                                                              NUMBER OF                        PERCENT OF
NAME OF ISSUER AND TITLE OF ISSUE                              SHARES          VALUE           NET ASSETS

                COMMON STOCKS, CONTINUED

TECHNOLOGY
   America Online, Inc...............................           120,000    $   9,052,500
   Apple Computer....................................           150,000       15,421,875
   ASM Lithography Holdings NV.......................            50,000        5,687,500
   Cisco Systems, Inc................................           100,000       10,712,500
   Computer Associates International, Inc............           150,000       10,490,625
   EMC Corp. (Mass.).................................           250,000       27,312,500
   Fiserv, Inc.......................................           275,000       10,535,938
   Microsoft Corp....................................            25,000        2,918,750
   Pitney Bowes, Inc.................................           196,593        9,497,899
   SAP Aktiengesellschaft ADR........................            50,000        2,603,125
                                                                           -------------
                                                                             104,233,212              9.8%
                                                                           -------------

TELECOMMUNICATIONS
   Allegiance Telecom, Inc...........................            12,000        1,107,000
   BellSouth Corp....................................           350,000       16,384,375
   Cable & Wireless PLC..............................           200,000       10,587,500
   Loral Space Communications........................           500,000       12,156,250
   McLeod USA, Inc...................................             5,000          294,375
   SBC Communications, Inc...........................           400,000       19,500,000
   Telefonos de Mexico, SA ADR (representing
     ordinary shares L)..............................           100,000       11,250,000
   U.S. West, Inc. - Communications Group............           250,000       18,000,000
   Vodafone AirTouch PLC ADR.........................         1,250,000       61,875,000
                                                                           -------------
                                                                             151,154,500             14.2
                                                                           -------------

UTILITIES
   American Water Works, Inc.........................           142,080        3,019,200
   DPL, Inc. ........................................           300,000        5,193,750
   Keyspan Corp......................................           587,600       13,624,975
   NiSource, Inc.....................................           400,000        7,150,000
   Peoples Energy Corp...............................           551,900       18,488,650
                                                                           -------------
                                                                              47,476,575              4.5
                                                                           -------------          -------

      TOTAL COMMON STOCKS............................                        693,788,236             65.2
                                                                           -------------          -------

PAX WORLD FUND, INCORPORATED

PAX WORLD FUND, INCORPORATED
SCHEDULE OF INVESTMENTS, CONTINUED

                                                              NUMBER OF                        PERCENT OF
NAME OF ISSUER AND TITLE OF ISSUE                              SHARES          VALUE           NET ASSETS

                  PREFERRED STOCKS
CONSUMER
   Suiza Foods Corp. Capital Trust II
     5.500% Convertible Preferred....................           75,000     $   2,587,500              .2%

REAL ESTATE
   Equity Residential Properties Trust 7.250%
     Convertible Preferred Series G..................          160,000         3,160,000              .3

UTILITIES
   NiSource, Inc. 7.750% Series B
     Convertible Preferred ..........................          120,000         4,327,500              .4
                                                                          --------------         -------

      TOTAL PREFERRED STOCKS.........................                         10,075,000              .9
                                                                           -------------         -------

TOTAL STOCKS.........................................                        703,863,236            66.1
                                                                           -------------         -------
                                                              PRINCIPAL
             GOVERNMENT AGENCY BONDS                           AMOUNT
                                                              -------

Federal Farm Credit Bank
   5.000%, due October 2, 2003.......................       $10,000,000        9,389,100
Federal Home Loan Bank System
   5.250%, due August 9, 2002........................        10,000,000        9,646,900
   6.890%, due August 28, 2002.......................         5,000,000        4,971,100
   5.025%, due November 5, 2002......................        10,000,000        9,551,600
   5.905%, due December 23, 2002.....................        14,000,000       13,709,080
   5.750%, due April 28, 2003........................         7,000,000        6,753,880
   6.495%, due June 23, 2003.........................         5,000,000        4,897,650
   5.590%, due October 6, 2003.......................        12,000,000       11,480,640
   5.250%, due October 27, 2003......................        10,000,000        9,448,400
   5.335%, due February 19, 2004.....................        10,000,000        9,454,700
   5.485%, due February 26, 2004.....................         5,000,000        4,750,000
   6.000%, due May 25, 2004..........................         5,885,000        5,646,834
   6.805%, due June 28, 2004.........................         5,000,000        4,910,950
   6.000%, due October 6, 2004.......................         5,000,000        4,771,850
   6.750%, due November 16, 2004.....................         5,000,000        4,885,950


                                                    PAX WORLD FUND, INCORPORATED


PAX WORLD FUND, INCORPORATED
SCHEDULE OF INVESTMENTS, CONTINUED


                                                              NUMBER OF                        PERCENT OF
NAME OF ISSUER AND TITLE OF ISSUE                                SHARES         VALUE          NET ASSETS

GOVERNMENT AGENCY BONDS, CONTINUED
Federal Home Loan Mortgage Corp.
   5.400%, due January 14, 2002......................      $  5,000,000    $   4,885,150
   6.180%, due June 14, 2002.........................         5,000,000        4,911,700
   6.110%, due June 18, 2003.........................        10,000,000        9,707,800

Federal National Mortgage Association
   6.110%, due September 20, 2000....................        12,000,000       11,981,280
   6.080%, due September 25, 2000....................         5,000,000        4,991,400
   5.820%, due December 5, 2000......................        15,000,000       14,927,400
   5.370%, due February 7, 2001......................        20,000,000       19,750,000
   5.410%, due February 13, 2001.....................        10,000,000        9,878,100
   5.360%, due February 16, 2001.....................        10,000,000        9,871,900
   6.710%, due July 24, 2001.........................         7,000,000        7,015,330
   6.510%, due September 27, 2002....................         5,000,000        4,954,425
   5.430%, due November 3, 2003......................        10,000,000        9,512,500
   5.375%, due November 17, 2003.....................         8,000,000        7,612,480
   5.810%, due February 23, 2004.....................        10,000,000        9,585,900
   6.000%, due March 12, 2004........................        10,000,000        9,621,900
   5.880%, due March 25, 2004........................         9,000,000        8,628,750
   6.930%, due June 30, 2004.........................         5,000,000        4,908,600
                                                                          --------------

      TOTAL GOVERNMENT AGENCY BONDS..................                        267,013,249            25.1%
                                                                          --------------           -----

              CORPORATE BONDS

American General Finance Corp.
   5.750%, due November 1, 2003......................         2,500,000        2,373,533
Sears Roebuck Acceptance Corp.
   6.000%, due March 20, 2003........................         2,500,000        2,392,038
                                                                          --------------

      TOTAL CORPORATE BONDS..........................                          4,765,571              .4
                                                                          --------------          ------

      TOTAL BONDS....................................                        271,778,820            25.5
                                                                          --------------          ------

PAX WORLD FUND, INCORPORATED

PAX WORLD FUND, INCORPORATED
SCHEDULE OF INVESTMENTS, CONTINUED

                                                              NUMBER OF                         PERCENT OF
NAME OF ISSUER AND TITLE OF ISSUE                              SHARES          VALUE            NET ASSETS

             CERTIFICATES OF DEPOSIT
   South Shore Bank 5.650%, due
     October 11, 2000................................      $  1,000,000     $    1,000,000
   Self Help Credit Union 5.420%, due
      May 31, 2000...................................           500,000            500,000
                                                                            --------------

       TOTAL CERTIFICATES OF DEPOSIT.................                            1,500,000         .1%
                                                                            --------------    -------


                                                                NUMBER
                 MONEY MARKET SHARES                          OF SHARES
                                                              ---------

   Pax World Money Market Fund.......................        71,911,714         71,911,714        6.8
                                                                            --------------    -------

       TOTAL INVESTMENTS.............................                        1,049,053,770       98.5

   Cash and receivables, less liabilities............                           15,838,029        1.5
                                                                            --------------    -------

       NET ASSETS....................................                       $1,064,891,799      100.0%
                                                                            --------------    -------

   SEE NOTES TO FINANCIAL STATEMENTS.

                                                    PAX WORLD FUND, INCORPORATED

                          PAX WORLD FUND, INCORPORATED
                       STATEMENT OF ASSETS AND LIABILITIES
                                December 31, 1999


                                     ASSETS
Investments, at value - note A
   Common stocks (cost - $360,087,970) .......................................   $  693,788,236
   Preferred stocks (cost - $12,447,722) .....................................       10,075,000
   Bonds (amortized cost - $279,810,758) .....................................      271,778,820
   Certificates of deposit (cost - $1,500,000) ...............................        1,500,000
   Pax World Money Market Fund (cost - $71,911,714) ..........................       71,911,714
                                                                                 --------------
                                                                                  1,049,053,770

Cash .........................................................................       12,669,258
Receivables
   Dividends and interest ....................................................        4,879,663
   Other .....................................................................            3,076
                                                                                 --------------
      Total assets ...........................................................    1,066,605,767
                                                                                 --------------

                                   LIABILITIES

Payables
   Capital stock reacquired ..................................................          954,791
   Withheld foreign dividend tax liability ...................................           14,688

Accrued expenses
   Investment advisory fee - note B ..........................................          433,543
   Transfer agent fee ........................................................          120,000
   Distribution expenses .....................................................          130,330
   Other accrued expenses ....................................................           60,616
                                                                                 --------------

      Total liabilities ......................................................        1,713,968
                                                                                 --------------

         Net assets (equivalent to $23.40 per share based on 45,499,353
          shares of capital stock outstanding) - note E ......................   $1,064,891,799
                                                                                 --------------

         Net asset value, offering price and redemption price per share
          ($1,064,891,799 / 45,499,353 shares outstanding)....................   $        23.40
                                                                                 --------------

SEE NOTES TO FINANCIAL STATEMENTS.

PAX WORLD FUND, INCORPORATED

                          PAX WORLD FUND, INCORPORATED
                             STATEMENT OF OPERATIONS
                          Year Ended December 31, 1999

Investment income
   Income - note A
      Dividends
         Pax World Money Market Fund.............................           $  4,639,222
         Other investments.......................................              8,400,377    $  13,039,599
                                                                            ------------
      Interest ..................................................                              14,436,408
                                                                                           --------------

            Total income.........................................                              27,476,007

   Expenses
      Investment advisory fee - note B...........................              4,773,917
      Distribution expenses - note D.............................              1,755,918
      Transfer agent fee.........................................                972,385
      Custodian fees - note F....................................                229,201
      State and foreign taxes....................................                171,400
      Printing and mailing.......................................                167,617
      Audit fees.................................................                 68,959
      Registration fees..........................................                 67,734
      Legal fees and related expenses - note B...................                 60,895
      Other......................................................                 51,349
      Directors' fees and expenses - note B......................                 35,147
                                                                           -------------

         Total expenses..........................................              8,354,522

         Less: Fees paid indirectly - note F.....................               (189,685)
                                                                            ------------

                 Net expenses....................................                               8,164,837
                                                                                          ---------------

         Investment income - net.................................                              19,311,170
                                                                                           --------------

Realized and unrealized gain on investments - notes A
     and C
   Net realized gain on investments..............................                              59,654,186
   Change in unrealized appreciation of investments
     for the year................................................                              73,483,006
                                                                                           --------------

         Net gain on investments.................................                             133,137,192
                                                                                            -------------

         Net increase in net assets resulting from
          operations.............................................                            $152,448,362
                                                                                             ------------

SEE NOTES TO FINANCIAL STATEMENTS.

                                                    PAX WORLD FUND, INCORPORATED


                          PAX WORLD FUND, INCORPORATED
                       STATEMENT OF CHANGES IN NET ASSETS

                                                                   Year Ended December 31
                                                                  1999                1998
                                                                  ------------------------
Increase in net assets
   Operations
      Investment income - net ...........................   $    19,311,170    $    16,473,815
      Net realized gain on investments ..................        59,654,186         32,342,171
      Change in unrealized appreciation of investments ..        73,483,006        112,901,738
                                                            ---------------    ---------------
         Net increase in net assets resulting from
          operations ....................................       152,448,362        161,717,724
   Net equalization credits .............................           382,410            275,435
   Distributions to shareholders from
      Investment income - net ($.459 and $.468 per share,
        respectively) - note A ..........................       (19,169,759)       (16,751,495)
      Net realized gain on investments ($1.410 and $.880
        per share, respectively) - note A ...............       (59,654,097)       (32,342,583)
   Capital share transactions - note E ..................       153,112,359         95,872,040
                                                            ---------------    ---------------
         Net increase in net assets .....................       227,119,275        208,771,121

Net assets
   Beginning of year ....................................       837,772,524        629,001,403
                                                            ---------------    ---------------

   End of year (including undistributed investment
      income - net: $530,790 and $6,969, respectively) ..   $ 1,064,891,799    $   837,772,524
                                                            ---------------    ---------------

SEE NOTES TO FINANCIAL STATEMENTS.

PAX WORLD FUND, INCORPORATED

                          PAX WORLD FUND, INCORPORATED
                          NOTES TO FINANCIAL STATEMENTS
                                December 31, 1999

NOTE A - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION

     Pax World Fund, Incorporated ("Fund") is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's policy is to invest in securities of companies producing goods and services that improve the quality of life and that are not, to any degree, engaged in manufacturing defense or weapons-related products. Its investment objective is primarily to provide its shareholders with a diversified holding of securities of companies which offer primarily income and conservation of principal and secondarily possible long-term growth of capital through investment in common and preferred stocks and debt securities.

VALUATION OF INVESTMENTS

     Securities listed on any national, regional or local exchange are valued at the closing prices on such exchanges. Securities listed on the NASDAQ national market system are valued using quotations obtained from the market maker where the security is traded most extensively. Shares in money market funds are valued at $1 per share. Certificates of deposit are valued at cost; accrued interest to December 31, 1999 is included in dividends and interest receivable.

INVESTMENT TRANSACTIONS

     Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses are determined on the identified cost basis, which is also used for Federal income tax purposes.

INVESTMENT INCOME

     Dividend  income is recorded on the  ex-dividend  date.  Interest income is
recorded  on  the  accrual   basis  and  includes   accretion  of  discount  and
amortization of premiums.

     The Fund amortizes purchase price premium and accretes discount on bonds over the remaining life of the bonds using the effective interest method of amortization; for callable bonds, the amortization period is to the first call date. Net discount accretion for 1999 and 1998 was $183,942 and $219,398, respectively.

FEDERAL INCOME TAXES

     The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

EQUALIZATION

     The Fund uses the accounting practice known as "equalization" by which a portion of the proceeds from sales and costs of redemptions of capital shares, equivalent on a per share basis to the amount of

PAX WORLD FUND, INCORPORATED

PAX WORLD FUND, INCORPORATED
NOTES TO FINANCIAL STATEMENTS, CONTINUED

undistributed net investment income on the date of the transactions, is credited or charged to undistributed income. As a result, undistributed net investment income per share is unaffected by sales or redemptions of capital shares.

     Equalization is a permanent book/tax difference that causes a difference between investment income and distributions.

DISTRIBUTIONS TO SHAREHOLDERS

     All distributions to shareholders are recorded by the Fund on the ex-dividend dates.

ACCOUNTING ESTIMATES

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE B - INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

     Pursuant to an Advisory Agreement ("Agreement") between the Fund and Pax World Management Corp. ("Adviser"), the Adviser furnishes investment advisory services in connection with the management of the Fund. Under the Agreement, the Adviser, subject to the supervision of the Board of Directors of the Fund, is responsible for managing the assets of the Fund in accordance with its investment objectives, investment program and policies. The Adviser determines what securities and other instruments are purchased and sold for the Fund and is responsible for obtaining and evaluating financial data relevant to the Fund. The Agreement provides for payment by the Fund to the Adviser of an annual investment advisory fee of 3/4 of 1% of its average daily net assets on the first $25,000,000 and 1/2 of 1% of its average daily net assets in excess of that amount. The Adviser has agreed to waive the portion of the advisory fee necessary to offset the amount of the advisory fee payable by Pax World Money Market Fund, Inc. to the Adviser with respect to any assets of the Fund which are invested in the Pax World Money Market Fund, Inc. The Agreement provides for an expense reimbursement from the Adviser if the Fund's total expenses, exclusive of interest, brokerage commissions or fees, and taxes, but including the investment advisory fee, exceeds 1 1/2% of the average daily net asset value of the Fund for any full fiscal year. No expense reimbursement was required for either 1999 or 1998.

     Two officers, who are also directors of the Fund, are also officers and directors of the Adviser. Two other officers of the Fund, who are not directors of the Fund, are also officers of the Adviser.

     All Directors are paid by the Fund for attendance at directors' meetings.

     During 1999, the Fund incurred legal fees and related expenses of $60,895 with Bresler Goodman & Unterman, LLP, general counsel for the Fund. Mr. Lee Unterman, a partner with that firm, is Secretary of the Fund.

     All of the Adviser's capital stock is currently owned by four siblings whose family has an ownership interest in a brokerage firm which the Fund utilizes to execute security transactions. Brokerage

     PAX WORLD FUND, INCORPORATED

PAX WORLD FUND INCORPORATED
NOTES TO FINANCIAL STATEMENTS, CONTINUED



commissions paid to this firm during 1999 and 1998 totaled $145,892 and $140,863, respectively, (29.7% and 27.8%, respectively, of total 1999 and 1998 commissions).

     At the June 11, 1998 Annual Meeting, shareholders approved changes to the Fund's investment policies to permit the Fund to invest in the Pax World Money Market Fund, Inc., which is also managed by the Adviser.


NOTE C - INVESTMENTS


     Purchases and proceeds from sales of investments, excluding short-term investments and U.S. Government agency bonds, aggregated $164,348,448 and $131,205,582, respectively, for 1999. Purchases and proceeds from sales and maturities of U.S. Government agency bonds aggregated $111,892,461 and $46,000,000, respectively, for 1999.

     Net realized gain or loss on sales of investments is determined on the basis of identified cost. If determined on an average cost basis, the net realized gain for 1999 would have been approximately the same.

     For Federal income tax purposes, the identified cost of investments owned at December 31, 1999 was $725,758,164. Gross unrealized appreciation and depreciation of investments aggregated $342,792,564 and $19,496,958, respectively, at December 31, 1999, resulting in net unrealized appreciation of $323,295,606.

NOTE D - DISTRIBUTION EXPENSES

     The Fund maintains a distribution expense plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. The plan provides that the Fund may incur distribution expenses to finance activity which is primarily intended to result in the sale of Fund shares. These expenses include (but are not limited to) advertising expenses, the cost of printing and mailing prospectuses to potential investors, commissions and account servicing fees paid to, or on account of, broker-dealers or certain financial institutions which have entered into agreements with the Fund, compensation to and expenses incurred by officers, directors and/or employees of the Fund for their distributional services and indirect and overhead costs associated with the sale of Fund shares (including, but not limited to, travel and telephone expenses). The Plan provides that (i) up to twenty-five one hundredths of one percent (.25%) of the average daily net assets of the Fund per annum may be used to pay for personal service and/or the maintenance of shareholder accounts (service fee) and (ii) total distribution fees (including the service fee of .25%) may not exceed thirty-five one hundredths of one percent (.35%) of the average daily net assets of the Fund per annum. The Plan may be terminated at any time, without penalty, by (a) the vote of a majority of the Directors who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan or (b) the vote of the holders of a majority of the outstanding shares of the Fund. If the Plan is terminated, the payment of fees to third parties would be discontinued at that time.

                                                    PAX WORLD FUND, INCORPORATED

PAX WORLD FUND, INCORPORATED
NOTES TO FINANCIAL STATEMENTS, CONTINUED

NOTE E - CAPITAL AND RELATED TRANSACTIONS

     Transactions in capital stock were as follows:

                                                    Year Ended December 31
                                                    ----------------------
                                           1999                              1998
                                           ----                              ----
                                 Shares           Dollars           Shares         Dollars
                             -------------    -------------    -------------    -------------
Shares sold ..............      11,130,593    $ 254,077,925        9,126,274    $ 182,396,781
Shares issued in reinvest-
  ment of distributions ..       3,299,473       73,784,954        2,232,027       45,625,923
                             -------------    -------------    -------------    -------------
                                14,430,066      327,862,879       11,358,301      228,022,704
Shares redeemed ..........      (7,642,767)    (174,750,520)      (6,617,044)    (132,150,664)
                             -------------    -------------    -------------    -------------

Net increase .............       6,787,299    $ 153,112,359        4,741,257    $  95,872,040
                             -------------    -------------    -------------    -------------

     The components of net assets at December 31, 1999 are as follows:

Paid-in capital (75,000,000 shares of $1 par value authorized).. $   748,985,443
Undistributed investment income ................................         530,790
Excess distribution of capital gains ...........................          (1,869)
Accumulated prior years' net realized losses on investments ....      (7,918,171)
Net unrealized appreciation of investments .....................     323,295,606
                                                                 ---------------

     Net assets ................................................ $ 1,064,891,799
                                                                 ---------------

NOTE F - CUSTODIAN BANK AND CUSTODIAN FEES

     State Street Bank and Trust Company is the custodian bank for the Fund's assets. The custodian fees charged by the bank are reduced, pursuant to an expense offset arrangement, by an earnings credit which is based upon the average cash balances maintained at the bank. If the Fund did not have such an offset arrangement, it could have invested the amount of the offset in an income-producing asset.

PAX WORLD FUND, INCORPORATED

                              FINANCIAL HIGHLIGHTS

The following per share data, ratios and supplemental data have been derived from information provided in the financial statements and the Fund's underlying financial records.

1. PER SHARE COMPONENTS OF THE NET CHANGE DURING THE YEAR IN NET ASSET VALUE (BASED UPON AVERAGE NUMBER OF SHARES OUTSTANDING)

                                                                  Year Ended December 31
                                                                  ----------------------

                                                   1999        1998        1997       1996        1995
                                                   ----        ----        ----       ----        ----
   Net asset value, beginning of year.......  $    21.64    $  18.52    $  16.56   $  16.33    $  13.39
                                              ----------    --------    --------   --------    --------

   Income from investment operations
      Investment income - net (A)...........        .471        .468        .493       .550         .80
      Net realized and unrealized gain (loss)
         on investments (A).................       3.167       4.008       3.622      1.122        3.07
                                              ----------    --------    --------   --------    --------
Total from investment operations............       3.638       4.476       4.115      1.672        3.87
                                              ----------    --------    --------   --------    --------

   Less distributions
       Dividends from investment
        income - net........................        .459        .468        .503       .550         .79
   Distributions from realized gains........       1.410        .880       1.650       .892         .14
   Tax return of capital....................        .009        .008        .002         --          --
                                              ----------    --------    --------   --------    --------
        Total distributions.................       1.878       1.356       2.155      1.442         .93
                                              ----------    --------    --------   --------    --------

   Net asset value, end of year.............  $    23.40    $  21.64    $  18.52   $  16.56    $  16.33
                                              ----------    --------    --------   --------    --------

2.  TOTAL RETURN............................       17.23%      24.62%      25.12%     10.36%      29.19%

3. RATIOS AND SUPPLEMENTAL DATA

   Ratio of total expenses to average net
    assets (B)..............................         .89%        .95%        .91%       .89%        .97%

   Ratio of investment income - net to
    average net assets......................        2.05%       2.33%       2.67%      3.24%       3.44%

   Portfolio turnover rate..................       21.09%      28.59%      13.88%     34.55%      28.44%

   Net assets, end of year ('000s)..........  $1,064,892    $837,773    $629,001   $513,433    $476,976

   Number of capital shares outstanding,
    end of year ('000s).....................      45,499      38,712      33,971     31,008      29,200

   (A) As of January 1, 1997, the Fund began accreting bond discounts and amortizing bond premiums and recognized a cumulative adjustment as of that date, which reduced net investment income and increased net realized and unrealized gain on investments for 1997 by approximately $.03 per share.
   (B) This ratio is based upon total expenses, including the gross amount of custodian fees (before being reduced pursuant to an expense offset arrangement).

                                                    PAX WORLD FUND, INCORPORATED

                          INDEPENDENT AUDITORS' REPORT


Board of Directors and Shareholders
Pax World Fund, Incorporated

     We have audited the statement of assets and liabilities of Pax World Fund, Incorporated, including the schedule of investments, at December 31, 1999, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pax World Fund, Incorporated at December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.


                                                /s/Pannell Kerr Forster, P.C.



January 21, 2000

PAX WORLD GROWTH FUND, INC.

           QUESTIONS AND ANSWERS - ROBERT P. COLIN, PORTFOLIO MANAGER

Q. PAX WORLD GROWTH FUND RECORDED A GAIN OF 28.30% IN 1999. WHAT WERE SOME OF THE SIGNIFICANT FACTORS THAT CONTRIBUTED TO THIS PERFORMANCE?

A. There were two strategies in particular that contributed meaningfully to bottom line performance of the Fund:

         1. Cash reserves were built to a peak of 22% by mid-1999. The market decline that occurred between mid-July and month-end October presented us with an opportunity to employ reserves plus cash flow from new subscriptions into equities at what proved to be attractive prices. By year-end 1999, cash reserves amounted to only 13.4% of total assets.
         2. Our investment interest remains focused on economic areas which are growing at rates substantially in excess of overall GDP growth. The sectors that we emphasized were technology, including Internet-related companies, and telecommunications, notably satellite and wireless companies.

Q. WHAT ARE SOME EXAMPLES OF STOCKS WHICH CONTRIBUTED TO THE GROWTH FUND'S PERFORMANCE IN 1999?

A. In the Q & A section of the 1998 Annual Report, we talked about building a core of growth stocks that would carry the Fund's performance into the new year and new millennium. Many of those core holdings did in fact make a substantial contribution to the 1999 performance of the Fund. Of particular note were AMERICA ONLINE, NEXTEL COMMUNICATIONS, and TELEFONOS DE MEXICO. Stocks purchased during 1999 that made a noteworthy contribution to the bottom line performance of the Fund included: CHIRON - biotechnology; NOVELL - computer networking software; PHILIPS ELECTRONICS - technology and consumer electronics; QWEST COMMUNICATIONS - telecom networks; and SPRINT PCS - a leading wireless telephone concern.

Q.   HOW DID PAX WORLD  GROWTH  FUND'S  PERFORMANCE  COMPARE  WITH OTHER  MARKET
     RESULTS?

A. As mentioned, Pax World Growth Fund recorded a gain of 28.30%. That performance compares with the following results: S&P 500 Composite 21.04%; Russell Mid-Cap Index 8.80%; and Lipper Multi-Cap Core Fund Index 20.79%.


SECURITY DIVERSIFICATION, 12/31/99              ASSET ALLOCATION, 12/31/99

Technology 34%                                  U.S. Common Stocks 78%
Telecommunications 20%                          Cash & Equivalents 13%
Consumer Products & Services 15%                Foreign Common Stocks 9%
Cash & Equivalents 13%
Medical and Health Care 11%
Financial/Real Estate 4%
Industrial/Commercial 3%

                                                     PAX WORLD GROWTH FUND, INC.


                               ANNUAL TOTAL RETURN
                                   HISTORICAL

                     *PAX WORLD               LIPPER          * PAX WORLD GROWTH FUND, INC.

6/11/1997             $10,000                 $10,000           28.30%     1 Yr. Total Return
1997**                 $9,660                 $11,041           14.98%     06-11-97 to 12-31-99 Avg. Total
1998                  $11,130                 $13,105                      Return
1999                  $14,280                 $15,826

                                                               LIPPER MULTI-CAP CORE FUND INDEX

                                                                20.79%     1 Yr. Total Return
                                                                19.71%     06-11-97 to 12-31-99 Avg. Total
                                                                           Return

Growth of a $10,000 investment, compounded annually.

The line graph on the above chart for Pax World Growth Fund does not include the initial sales charge which was in effect until November 1, 1999. If the initial sales charge of 2.5% was taken into account, a $10,000 investment would have grown to $13,918.

PORTFOLIO HIGHLIGHTS, 12/31/99

Key Statistics                                                  Ten Largest Stock Holdings

Change in N.A.V. ($11.13 to $14.28)..........$3.15                                                       Percent of
                                                                Company                                  Net Assets
12 Month Total Return*......................28.30%
                                                                General Motors Corp. Class H
Net Increase in Net Assets                                       (GM Hughes Electronics)...................6.53%
Resulting from Operations.............$4.6 million              Nextel Communications Inc.
                                                                   Class A ................................5.61%
Total Net Assets.....................$22.1 million              Sprint Corp. (PCS Group) Series 1..........4.64%
                                                                Novell Inc.................................4.52%
                                                                America Online Inc. .......................4.44%
                                                                Symbol Technologies Inc....................4.32%
                                                                Amgen Inc. ................................4.08%
                                                                Chiron Corp................................3.84%
                                                                Telefonos de Mexico SA ADR
                                                                  (representing ordinary shares L).........3.57%
                                                                MediaOne Group Inc........................ 3.48%
                                                                                                          -----

                                                                TOTAL.....................................45.03%
                                                                                                          =====


*Rate of return figures do not include the 2.5% initial sales charge which was in effect until November 1, 1999. The returns for 1 year as of December 31, 1999 and for the period June 11, 1997 to December 31, 1999 with the initial sales charge deducted are 25.04% and 13.83%, respectively. Total return figures include reinvested dividends, capital gains distributions, and changes in principal value and represent past performance, which is no guarantee of future results.

**1997 represents a partial year from June 11, 1997 (date of Fund inception) to December 31, 1997.

PAX WORLD GROWTH FUND, INC.

ANNUAL MEETING OF SHAREHOLDERS

     An Annual Meeting of the Shareholders of the Fund was held at 9:45 a.m. on Thursday, June 10, 1999 at the State Street Bank and Trust Company, 225 Franklin Street, Boston, MA 02110. The matters voted upon and the number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to each matter, are as follows:

     (A) To elect a Board of six Directors, each to hold office until the next Annual Meeting of the Shareholders of the Fund or until a successor shall have been chosen and shall have qualified:

                        NOMINEE:                      FOR:           WITHHELD:

                        Carl H. Doerge, Jr.        670,226.882       14,089.905
                        Thomas W. Grant            670,418.959       13,897.828
                        John L. Kidde              666,226.651       18,090.136
                        Joy L. Liechty             671,831.841       12,484.946
                        Laurence A. Shadek         669,476.114       14,840.673
                        Nancy S. Taylor            670,367.828       13,948.959

     (constituting all of the members of the Board of Directors of the Fund) (there were no abstentions and no broker non-votes with respect to any nominee)

     (B) To ratify the selection by the Board of Directors of Pannell Kerr Forster PC as the independent public accountants of the Fund for the year ending December 31, 1999:

                                    For:                    650,093.724
                                    Against:                  2,977.030
                                    Abstain:                 31,246.033
                                    Broker Non-Votes:             0.000

     (C) To transact such other business as may properly come before such annual meeting or any adjournment thereof:

                                    For:                    605,002.492
                                    Against:                  7,609.489
                                    Abstain:                 71,704.806
                                    Broker Non-Votes:             0.000

PAX WORLD GROWTH FUND, INC.


                           PAX WORLD GROWTH FUND, INC.
                             SCHEDULE OF INVESTMENTS
                                December 31, 1999

                                                           NUMBER  OF                         PERCENT  OF
NAME OF ISSUER AND TITLE OF ISSUE                            SHARES             VALUE         NET  ASSETS

             COMMON STOCKS
CONSUMER PRODUCTS AND SERVICES
   Koninklijke Philips Electronics, NV ADR...........         4,600        $     621,000
   Martha Stewart Living, Inc. Class A ..............         5,000              120,000
   Masco Corp. ......................................        20,000              507,500
   MediaOne Group, Inc. .............................        10,000              768,125
   Polaroid Corp.....................................        25,000              470,313
   Reader's Digest Association, Inc..................        15,000              438,750
   Ross Stores, Inc. ................................        25,000              448,437
                                                                           -------------
                                                                               3,374,125        15.3%
                                                                           -------------

ELECTRONIC SYSTEMS AND SERVICES
   Robotic Vision Systems, Inc.  ....................        25,000              231,250
   Symbol Technologies, Inc..........................        15,000              953,437
                                                                           -------------
                                                                               1,184,687         5.4
                                                                           -------------

FINANCIAL/REAL ESTATE
   H&R Block, Inc. ..................................        15,000              656,250
   Host Marriott Corp. REIT..........................        19,840              163,680
                                                                           -------------
                                                                                 819,930         3.7

HEALTH CARE SERVICES
   Amgen, Inc. ......................................        15,000              900,938
   BioChem Pharmaceuticals, Inc.  ...................         5,000              108,750
   Chiron Corp.  ....................................        20,000              847,500
   Elan PLC ADR......................................        15,000              442,500
   Sunrise Assisted Living, Inc......................        10,000              137,500
                                                                           -------------
                                                                               2,437,188        11.0
                                                                           -------------

INDUSTRIAL - COMMERCIAL
   Airborne Freight Corp. ...........................        20,000              440,000
   United Parcel Service, Inc. Class B...............         3,000              207,000
                                                                           -------------
                                                                                 647,000         2.9
                                                                           -------------

SATELLITE SYSTEMS
   General Motors Corp. Class H
     (GM Hughes Electronics).........................        15,000            1,440,000         6.5
                                                                           -------------

PAX WORLD GROWTH FUND, INC.

PAX WORLD GROWTH FUND, INC.
SCHEDULE OF INVESTMENTS, CONTINUED

NUMBER  OF                                                                   PERCENT  OF
NAME OF ISSUER AND TITLE OF ISSUE                            SHARES             VALUE         NET ASSETS

     COMMON STOCKS, CONTINUED
TECHNOLOGY
   America Online, Inc...............................        13,000       $      980,688
   At Home Corp. Series A............................        15,000              643,125
   AVT Corp..........................................        15,000              705,000
   BMC Software, Inc.................................         5,000              399,687
   Fiserv, Inc.......................................        20,000              766,250
   Network Associates, Inc...........................        15,000              400,312
   Novell, Inc.......................................        25,000              998,438
                                                                           -------------
                                                                               4,893,500        22.2%
                                                                           -------------

TELECOMMUNICATIONS
   Convergys Corp. ..................................        20,000              615,000
   Nextel Communications, Inc. Class A  .............        12,000            1,237,500
   Qwest Communications International, Inc. .........        15,000              645,000
   Sprint Corp. (PCS Group) Series 1.................        10,000            1,025,000
   Telefonos de Mexico, SA ADR (representing
     ordinary shares L)..............................         7,000              787,500
                                                                          --------------
                                                                               4,310,000        19.6
                                                                          --------------     -------

     TOTAL COMMON STOCKS.............................                         19,106,430        86.6
                                                                          --------------     -------

           MONEY MARKET SHARES

Pax World Money Market Fund..........................     2,628,441            2,628,441        11.9
                                                                          --------------     -------

     TOTAL INVESTMENTS...............................                         21,734,871        98.5

Cash, receivables and deferred costs less
   liabilities.......................................                            333,162         1.5
                                                                          --------------     -------

     NET ASSETS......................................                     $   22,068,033       100.0%
                                                                          --------------      ------

SEE NOTES TO FINANCIAL STATEMENTS.

                                                     PAX WORLD GROWTH FUND, INC.


                           PAX WORLD GROWTH FUND, INC.
                       STATEMENT OF ASSETS AND LIABILITIES
                                December 31, 1999

                                     ASSETS
Investments, at value - note A
     Common stocks (cost - $13,241,796) ........................................   $19,106,430
     Pax World Money Market Fund (cost - $2,628,441) ...........................     2,628,441
                                                                                   -----------
                                                                                    21,734,871

Cash ...........................................................................       494,868

Receivables
     Dividends and interest ....................................................        19,996

Organization costs - note A ....................................................         2,500
Deferred offering costs - note A ...............................................        21,073
Deferred registration fees - note A ............................................        10,756
                                                                                   -----------
         Total assets ..........................................................    22,284,064
                                                                                   -----------

                                   LIABILITIES

Payables
     Capital stock reacquired ..................................................       181,668
     Organization costs, deferred offering costs and deferred registration fees
         payable to Adviser - note A ...........................................        34,329

Accrued expenses ...............................................................            34
                                                                                   -----------

         Total liabilities .....................................................       216,031
                                                                                   -----------
              Net assets (equivalent to $14.28 per share based on
                  1,545,779 shares of capital stock outstanding) - note E ......   $22,068,033
                                                                                   -----------

              Net asset value and redemption price per share
                  ($22,068,033 / 1,545,779 shares outstanding) .................   $     14.28
                                                                                   -----------

              Offering price per share (effective November 1, 1999, the Board of
                  Directors voted to waive the 2.5% initial
                  sales charge until further notice) ...........................   $     14.28
                                                                                   -----------

SEE NOTES TO FINANCIAL STATEMENTS.

PAX WORLD GROWTH FUND, INC.


                           PAX WORLD GROWTH FUND, INC.
                             STATEMENT OF OPERATIONS
                          Year Ended December 31, 1999

Investment income (loss)
     Income - note A
         Dividends
              Pax World Money Market Fund..............................   $      84,216
              Other investments........................................          91,367       $      175,583
                                                                          -------------
         Interest......................................................                               15,148
                                                                                              --------------
            Total income...............................................                              190,731

     Expenses
         Investment advisory fee - note B..............................         148,487
         Distribution expenses - note D ...............................         149,537
         Transfer agent fee............................................          68,518
         Legal fees and related expenses - note B......................          45,100
         Audit fees....................................................          44,733
         Custodian fees - note F.......................................          42,672
         Printing and mailing..........................................          35,774
         Registration fees - note A....................................          29,776
         Directors' fees and expenses - note B.........................          20,487
         Amortization of organization costs, deferred offering
              costs and deferred registration fees - note A............          13,732
         State and foreign taxes.......................................           3,718
         Other.........................................................           3,116
                                                                        ---------------
              Total expenses...........................................         605,650

              Less: Fees paid indirectly - note F......................         (11,078)
                     Expenses assumed by Adviser - notes B
                         and G.........................................        (357,533)
                                                                        ---------------
                    Net expenses.......................................                              237,039
                                                                                             ---------------

              Investment (loss) - net..................................                              (46,308)
                                                                                             ---------------

Realized and unrealized gain on investments - notes A and C
     Net realized gain on investments..................................                                  198
     Change in unrealized appreciation of investments
         for the year .................................................                            4,602,888
                                                                                              --------------
              Net gain on investments..................................                            4,603,086
                                                                                              --------------

              Net increase in net assets resulting from operations.....                        $   4,556,778
                                                                                              --------------

SEE NOTES TO FINANCIAL STATEMENTS.

                                                     PAX WORLD GROWTH FUND, INC.


                           PAX WORLD GROWTH FUND, INC.
                       STATEMENT OF CHANGES IN NET ASSETS


                                                       Year Ended December 31
                                                       ----------------------

                                                       1999            1998
                                                       ----            ----
Increase in net assets
     Operations
         Investment (loss) - net ..............   $    (46,308)   $    (49,159)
         Net realized gain on investments .....            198             192
         Change in unrealized appreciation
                  of investments ..............      4,602,888       1,481,290
                                                  ------------    ------------
              Net increase in net assets
                  resulting from operations ...      4,556,778       1,432,323
     Capital share transactions - note E ......      5,139,164       6,334,540
                                                  ------------    ------------
              Net increase in net assets ......      9,695,942       7,766,863

Net assets
     Beginning of year ........................     12,372,091       4,605,228
                                                  ------------    ------------
     End of year (net of accumulated investment
         loss - net: $101,780 and $55,472,
         respectively) ........................   $ 22,068,033    $ 12,372,091
                                                  ------------    ------------

SEE NOTES TO FINANCIAL STATEMENTS.

PAX WORLD GROWTH FUND, INC.

                           PAX WORLD GROWTH FUND, INC.
                          NOTES TO FINANCIAL STATEMENTS
                                December 31, 1999

NOTE A - ORGANIZATION  AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION

     Pax World Growth Fund, Inc. ("Fund"), incorporated in Delaware on March 12, 1997, is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund commenced operations on June 9, 1997 with the issuance of 10,000 shares of capital stock to Pax World Management Corp., the Fund's Adviser ("Adviser"). Investment operations commenced July 9, 1997.

     The Fund's policy is to invest in securities of companies producing goods and services that improve the quality of life and that are not, to any degree, engaged in manufacturing defense or weapons-related products. Its investment objective is long-term growth of capital. It seeks to achieve this objective by investing primarily in equity securities (common stock, securities convertible into common stock and preferred stock) of established companies with above-average growth prospects. Current income, if any, is incidental.

VALUATION OF INVESTMENTS

     Securities listed on any national, regional or local exchange are valued at the closing prices on such exchanges. Securities listed on the NASDAQ national market system are valued using quotations obtained from the market maker where the security is traded most extensively. Shares in money market funds are valued at $1 per share.

INVESTMENT TRANSACTIONS

     Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses are determined on the identified cost basis, which is also used for Federal income tax purposes.

INVESTMENT INCOME

     Dividend income is recognized on the ex-dividend date. Interest income is recognized on the accrual basis.

ORGANIZATION COSTS

     Costs incurred in connection with the organization of the Fund ($5,000) were paid by the Adviser. These costs were capitalized and are being amortized on a straight-line basis over 60 months from July 9, 1997, the date investment operations commenced; a corresponding payable to the Adviser was recorded by the Fund. The costs will be repaid to the Adviser in accordance with the amortization schedule. Amortization expense of $1,000 for the year ended December 31, 1999 is included on the statement of operations. Reference is made to note G.

                                                     PAX WORLD GROWTH FUND, INC.

PAX WORLD GROWTH FUND, INC.
NOTES TO FINANCIAL STATEMENTS, CONTINUED

DEFERRED OFFERING COSTS

     Costs incurred in connection with the initial offering of the Fund's shares ($42,148) were paid by the Adviser. These costs were capitalized by the Fund and are being amortized on a straight-line basis over 60 months from July 9, 1997, the date investment operations commenced; a corresponding payable to the Adviser was recorded by the Fund. These costs will be repaid to the Adviser in accordance with the amortization schedule. Amortization expense of $8,430 for the year ended December 31, 1999 is included on the statement of operations. Reference is made to note G.

DEFERRED REGISTRATION FEES

     Initial state registration fees were paid by the Adviser. The portion of the fees incurred for the initial registration of the Fund with the 50 states and the Commonwealth of Puerto Rico ($21,511), as distinguished from the portion which represents the recurring, annual fee, was capitalized by the Fund and is being amortized on a straight-line basis over 60 months from July 9, 1997, the date investment operations commenced; a corresponding payable to the Adviser was recorded by the Fund. These costs will be repaid to the Adviser in accordance with the amortization schedule. Amortization expense of $4,302 for the year ended December 31, 1999 is included on the statement of operations. Reference is made to note G.

     All recurring, annual fees are included on the statement of operations.

REPURCHASE AGREEMENTS

     The Fund may enter into repurchase agreements. The repurchase date is usually within a day or two of the original purchase, although it may extend over a number of months. The Fund's repurchase agreements will be fully collateralized at all times by obligations issued or guaranteed by U.S. Government agencies and instrumentalities (other than the U.S. Treasury) in an amount at least equal to the purchase price of the underlying securities
(including accrued interest earned thereon). In the event of a default or bankruptcy by a seller, the Fund will promptly seek to liquidate the collateral. To the extent that the proceeds from any sale of such collateral upon a default in the obligation to repurchase are less than the repurchase price, the Fund will suffer a loss. The Fund has not experienced any such losses. There were no repurchase agreements outstanding at December 31, 1999.

FEDERAL INCOME TAXES

     The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

DISTRIBUTIONS TO SHAREHOLDERS

     Distributions to shareholders, if any, are recorded by the Fund on the ex-dividend dates. There were no distributions made in either 1999 or 1998 because (1) there was a net investment loss for both years and (2) capital gains for the same periods were $198 and $192, respectively.

PAX WORLD GROWTH FUND, INC.

PAX WORLD GROWTH FUND, INC.
NOTES TO FINANCIAL STATEMENTS, CONTINUED

ACCOUNTING ESTIMATES

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE B - INVESTMENT ADVISORY FEE AND OTHER  TRANSACTIONS  WITH AFFILIATES

     Pursuant to an Advisory Agreement ("Agreement") between the Fund and the Adviser, the Adviser furnishes investment advisory services in connection with the management of the Fund. Under the Agreement, the Adviser, subject to the supervision of the Board of Directors of the Fund, is responsible for managing the assets of the Fund in accordance with its investment objectives, investment program and policies. The Adviser determines what securities and other instruments are purchased and sold for the Fund and is responsible for obtaining and evaluating financial data relevant to the Fund. In the event that the average net assets of the Fund are less than $5,000,000, the Adviser will be compensated by the Fund for its services at an annual rate of $25,000; in the event that average net assets of the Fund are equal to or in excess of $5,000,000, the annual investment advisory fee will be 1% of its average daily net assets on the first $25,000,000 and 3/4% of its average daily net assets in excess of that amount. The Adviser has agreed to waive the portion of the advisory fee necessary to offset the amount of the advisory fee payable by Pax World Money Market Fund, Inc. to the Adviser with respect to any assets of the Fund which are invested in the Pax World Money Market Fund, Inc.

     Two officers, who are also directors of the Fund, are also officers and directors of the Adviser and H.G. Wellington Capital Management, a division of H.G. Wellington & Co., Inc. ("Sub-Adviser"). Another officer of the Fund, who is not a director of the Fund, is also an officer and director of the Adviser. Two other officers of the Fund, who are not directors of the Fund, are also officers of the Adviser.

     The Adviser has agreed to supply and pay for such services as are deemed by the Board of Directors of the Fund to be necessary or desirable and proper for the continuous operations of the Fund (excluding all taxes and charges of governmental agencies and brokerage commissions incurred in connection with portfolio transactions) which are in excess of 1.5% of the average daily net asset value of the Fund per annum. Such expenses include (i) management and distribution fees; (ii) the fees of affiliated and unaffiliated Directors; (iii) the fees of the Fund's Custodian and Transfer Agent; (iv) the fees of the Fund's legal counsel and independent accountants; (v) the reimbursement of organization expenses; and (vi) expenses related to shareholder communications including all expenses of shareholders' and Board of Directors' meetings and of preparing, printing and mailing reports, proxy statements and prospectuses to shareholders. The Adviser was required to supply and assume a total of $315,025 and $286,966, respectively, for such services for 1999 and 1998. Additionally, the Adviser assumed, on a voluntary basis, expenses of $42,508 and $41,381, respectively, for 1999 and 1998. Reference is made to note G.

     Pursuant to the terms of a Sub-Advisory Agreement between the Adviser and the Sub-Adviser, the Sub-Adviser furnishes investment advisory services in connection with the management of the Fund, determines what securities and other instruments are purchased and sold for the Fund and is responsible

                                                     PAX WORLD GROWTH FUND, INC.

PAX WORLD GROWTH FUND, INC.
NOTES TO FINANCIAL STATEMENTS, CONTINUED

for  obtaining  and  evaluating   financial  data  relevant  to  the  Fund.  The
Sub-Adviser is compensated by the Adviser without reimbursement from the Fund.

     All Directors are paid by the Fund for attendance at directors' meetings.

     During 1999, the Fund incurred legal fees and related expenses of $45,100 with Bresler Goodman & Unterman, LLP, general counsel for the Fund. Mr. Lee Unterman, a partner with that firm, is Secretary of the Fund.

     All of the Adviser's capital stock is currently owned by four siblings whose family has an ownership interest in the Sub-Adviser, which is a division of a brokerage firm which the Fund utilizes to execute security transactions. Brokerage commissions paid to this firm during 1999 and 1998 totaled $15,538 and $20,799, respectively (27.7% and 31.1%, respectively, of total 1999 and 1998 commissions).

     At the June 11, 1998 Annual Meeting, shareholders approved changes to the Fund's investment policies to permit the Fund to invest in the Pax World Money Market Fund, Inc., which is also managed by the Adviser.

NOTE C - INVESTMENT  TRANSACTIONS

     Purchases and proceeds from sales of investments, excluding short-term investments, aggregated $14,499,106 and $10,156,288, respectively, for 1999. There were no U.S. Government agency bonds purchased or sold during the period.

     Net realized gain or loss on sales of investments is determined on the basis of identified cost. If determined on an average cost basis, the net realized gain for 1999 would have been approximately the same.

     For Federal income tax purposes, the identified cost of investments owned at December 31, 1999 was $15,870,237. Gross unrealized appreciation and depreciation of investments aggregated $6,864,073 and $999,439, respectively, at December 31, 1999, resulting in net unrealized appreciation of $5,864,634.

NOTE D - DISTRIBUTION EXPENSES

     The Fund maintains a distribution expense plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, pursuant to which the Fund incurs the expenses of distributing the Fund's shares. These expenses include (but are not limited to) advertising expenses, the cost of printing and mailing prospectuses to potential investors, commissions and account servicing fees paid to, or on account of, broker-dealers or certain financial institutions which have entered into agreements with the Fund, compensation to and expenses incurred by officers, directors and/or employees of the Fund for their distributional services and indirect and overhead costs associated with the sale of Fund shares (including, but not limited to, travel and telephone expenses). The Plan provides that (i) up to twenty-five one hundredths of one percent (.25%) of the average daily net assets of the Fund per annum may be used to pay for personal service and/or the maintenance of shareholder accounts (service fee) and (ii) total distribution fees (including the service fee of .25%) may not exceed thirty-five one hundredths of one percent (.35%) of the average daily net assets of the Fund per annum. The Plan may be terminated at any time, without penalty, by (a) the vote of a majority of the Directors who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Plan or in any agreement

                                                     PAX WORLD GROWTH FUND, INC.

PAX WORLD GROWTH FUND, INC.
NOTES TO FINANCIAL STATEMENTS, CONTINUED

related to the Plan or (b) the vote of the holders of a majority of the outstanding shares of the Fund. If the Plan is terminated, the payment of fees to third parties would be discontinued at that time.

NOTE E - CAPITAL AND RELATED TRANSACTIONS

     Transactions in capital stock were as follows:

                             Year Ended December 31
                             ----------------------
                              1999                         1998
                              ----                         ----
                     Shares        Dollars         Shares         Dollars
                     ------        -------         ------         -------

Shares sold ...       646,534    $ 7,753,787        772,823    $ 7,699,550
Shares redeemed      (212,526)    (2,614,623)      (137,836)    (1,365,010)
                  -----------    -----------    -----------    -----------

Net increase ..       434,008    $ 5,139,164        634,987    $ 6,334,540
                  -----------    -----------    -----------    -----------

The components of net assets at December 31, 1999 are as follows:


     Paid-in capital (25,000,000 shares of $1 par value authorized)......  $16,304,744
     Accumulated net investment (loss)...................................     (101,780)
     Undistributed capital gains.........................................          435
     Net unrealized appreciation of investments..........................    5,864,634
                                                                           -----------

         Net assets......................................................  $22,068,033
                                                                           -----------

NOTE F - CUSTODIAN BANK AND CUSTODIAN FEES

     State Street Bank and Trust Company is the custodian bank for the Fund's assets. The custodian fees charged by the bank are reduced, pursuant to an expense offset arrangement, by an earnings credit which is based upon the average cash balances maintained at the bank. If the Fund did not have such an offset arrangement, it could have invested the amount of the offset in an income-producing asset.

                                                     PAX WORLD GROWTH FUND, INC.

PAX WORLD GROWTH FUND, INC.
NOTES TO FINANCIAL STATEMENTS, CONTINUED

NOTE G - EXPENSES ASSUMED BY ADVISER

     The Adviser has assumed certain expenses incurred by the Fund, some in accordance with the Advisory Agreement (note B) and others on a voluntary basis, as follows:

Expenses assumed by the Adviser in accordance with the Advisory
   Agreement, including amortization of the organization costs for the period ($1,000) .................................................  $315,025

Expenses assumed by the Adviser on a voluntary basis
   Recurring registration fees .......................................    29,776
   Amortization of deferred offering costs ...........................     8,430
   Amortization of deferred registration fees ........................     4,302
                                                                        --------

   Total expenses assumed by Adviser .................................  $357,533
                                                                        --------

     The expenses assumed on a voluntary basis had the effect of reducing the ratio of net expenses (after subtracting the expenses assumed by the Adviser in accordance with the Advisory Agreement) to average net assets from 3.8% to 1.5% for 1999. (The ratio of total expenses to average net assets which is required disclosure in the financial highlights is based upon total expenses for the year after subtracting the expenses assumed by the Adviser but before the reduction of custodian fees for the income earned pursuant to an expense offset arrangement. This ratio is 1.6% for 1999.)

     Reference is made to notes A and B.

PAX WORLD GROWTH FUND, INC.

                              FINANCIAL HIGHLIGHTS

     The following per share data, ratios and supplemental data have been derived from information provided in the financial statements and the Fund's underlying financial records.

1. PER SHARE COMPONENTS OF THE NET CHANGE DURING THE PERIOD IN NET ASSET VALUE (BASED UPON AVERAGE NUMBER OF SHARES OUTSTANDING).



                                                                                     Period June 9, 1997
                                                          Year Ended December 31    (the date operations
                                                          ----------------------        commenced) to
                                                             1999           1998      December 31, 1997
                                                             ----           ----      -----------------

   Net asset value, beginning of period..............     $ 11.13       $   9.66             $ 10.00
                                                          -------       --------             -------

   Gain (loss) from investment operations
      Investment (loss) - net........................        (.02)          (.04)              (.01)
      Net realized and unrealized gain (loss)
         on investments..............................        3.17           1.51               (.33)
                                                          -------       --------             -------
            Total gain (loss) from investment
              operations.............................        3.15           1.47               (.34)
                                                          -------       --------             -------

   Net asset value, end of period....................     $ 14.28       $  11.13             $  9.66
                                                          -------       --------             -------

2.  TOTAL RETURN ....................................       28.30%         15.22%              (3.40)%

3.  RATIOS AND SUPPLEMENTAL DATA

   Ratio of total expenses to average net
      assets (A)(B)..................................        1.58%          1.62%               1.49%

   Ratio of investment (loss) - net to
      average net assets (A).........................        (.29)%         (.61)%              (.56)%

   Portfolio turnover rate...........................       76.40%         96.72%              50.79%

   Net assets, end of period ('000s).................     $22,068       $ 12,372             $ 4,605

   Number of capital shares outstanding,
      end of period ('000s)..........................       1,546          1,112                 477

   (A) These ratios for the period ended December 31, 1997 have been annualized.
   (B) This ratio is based upon total expenses, including the gross amount of custodian fees (before being reduced pursuant to an expense offset arrangement), net of expenses assumed by the Adviser.

                                                     PAX WORLD GROWTH FUND, INC.

                          INDEPENDENT AUDITORS' REPORT

Board of Directors and Shareholders
Pax World Growth Fund, Inc.

     We have audited the statement of assets and liabilities of Pax World Growth Fund, Inc., including the schedule of investments, at December 31, 1999, and the related statement of operations for the year then ended, and the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and the period June 9, 1997 (the date operations commenced) to December 31, 1997. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pax World Growth Fund, Inc. at December 31, 1999, the results of its operations for the year then ended, and the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and the period June 9, 1997 (the date operations commenced) to December 31, 1997, in conformity with generally accepted accounting principles.


                                                  /s/Pannell Kerr Forster, P.C.



January 21, 2000

PAX WORLD HIGH YIELD FUND, INC.

            QUESTIONS AND ANSWERS - DIANE M. KEEFE, PORTFOLIO MANAGER

Q. WHAT WERE THE MOST IMPORTANT FACTORS THAT INFLUENCED THE INVESTMENT PERFORMANCE OF THE PAX WORLD HIGH YIELD FUND IN 1999?

A. Although inception date was October 8, 1999, we first had funds greater than $100,000 on November 11, 1999. Our first full operation month was December. During the month of December, we underperformed the Lipper High Yield Index by 0.59% for the following reasons:

     1) The Fund held a large cash position earning only money market rates on almost a quarter of the assets. This is typical when funds are in the start-up phase.
     2) In the high-yield market generally, the yield available was 1.5% higher for smaller and mid-sized issues than for larger issues of similar quality. Initially, we were unable to purchase many of the smaller issues which passed both our financial and social screens because they were unavailable in small block sizes. This delayed our investment of the initial inflows of cash. By December 31, 1999, we succeeded in two important ways: (a) purchasing approximately 50% of what will constitute our core holdings; and (b) being almost fully invested. Going forward, we will add selectively to our portfolio quality companies in the small and mid-cap sectors enabling us to capture more of this 1.5% yield advantage.
     3) We maintained a shorter bond duration than the high-yield indexes in order to insulate the portfolio from the impact of expected Federal Reserve rate increases.

Q.  WHAT WAS YOUR INVESTMENT STRATEGY FOR THE YEAR UNDER REVIEW?

A.  Our investment strategy for 1999 was as follows:

     1) Maintain higher than average credit quality. We intend to hold fewer CCC and more BB or better rated bonds than the high-yield indexes. At December 31, 1999, we held no CCC securities; 75% of our positions were in the B rating category, 17% in the BB rating category and 8% in the BBB (an investment grade rating) category. Higher quality holdings generally reduce volatility of high-yield portfolios as long as duration remains which could mitigate interest rate risk.
     2)  Overweight  two  sectors:  a)  Telecommunications  and  Cable;  and  b)
         Technology and Media. We believe these sectors provide the best opportunity to profit from upgrade in credit quality and industry consolidation.
     3) Invest in leading market share companies with strong management, positive cash flow and revenue growth trends.
     4) Identify relative value among sectors and companies within sectors using a combination of growth and value investing techniques -- growth in our telecommunications and technology holdings and value in our REIT and industrial and services holdings.
     5) Increase exposure to food and drug sectors because of the recession resistance of their products, while at the same time remaining highly selective because of the narrower margins these businesses carry.
     6) Add to the energy and utility portions of our portfolio companies with technological or clean energy related differential advantages which may help them compete in a deregulated environment.

Q. WHAT ARE SOME EXAMPLES OF SECURITIES OWNED BY THE HIGH YIELD FUND THAT FIT YOUR STRATEGY?

A. Our two largest holdings are short duration positions in Canadian telecommunications companies, CLEARNET and MICROCELL, both of which have high coupons. These were some of the first positions we acquired in the Fund. The purchase yield was over 10% in each case. They have both reported strong results since we bought them and have increased in price as a result.

                                                 PAX WORLD HIGH YIELD FUND, INC.

     We own positions in two European cable companies, TELEWEST (focused in the UK) and UNITED PAN EUROPEAN COMMUNICATIONS (focused on the continent) because each has lower costs per subscriber than comparably sized US based cable companies, solid cash flow and the prospect of greater economies of scale from their conversion into broadband pipelines for date transmission. We own positions in the health care sector which have largely sidestepped the risks associated with reductions in government reimbursement including DYNACARE, a blood testing business, and HEALTH CARE PROPERTY INVESTORS, a REIT that owns a diversified pool of healthcare related real estate.

SECURITY DIVERSIFICATION, 12/31/99              ASSET ALLOCATION, 12/31/99

Telecommunications 25%                          U.S. Bonds 51%
Cable 14%                                       Foreign Bonds 28%
Health Care 10%                                 Preferred Stocks 18%
Services/Distributors 8%                        Cash and Equivalents 3%
Technology 8%
Food & Beverage 7%
Real Estate 5%
Energy 4%
Lodging & Leisure 4%
Consumer Products 3%
Industrial 3%
Broadcasting/Satellite 3%
Retail 3%
Cash & Equivalents 3%

TEN LARGEST HOLDINGS, 12/31/99


Company                                                                                    Percent of Net Assets

Clearnet Communications Inc. 0/14.75%, due 12-15-2005................................................8.46%
Microcell Telecommunications Series B 0/14.00%, due 6-01-2006 .......................................7.62%
Health Care Property Investors Inc. 8.60% Preferred Series C.........................................5.02%
Equity Residential Properties Trust 8.60% Convertible Preferred Series J.............................4.83%
Dynacare Inc. 10.75%, due 1-15-2006 .................................................................4.68%
Ingram Micro Inc. 0/5.375%, due 6-09-2018............................................................4.51%
United Pan Europe Communications 144A 10.875%, due 8-01-2009 ........................................4.38%
PSINet Inc. Series B. 10.00%, due 2-15-2005..........................................................4.26%
Nextel Communications Inc. 144A 9.375%, due 11-15-2009...............................................4.23%
Intermedia Communications Inc. 9.50%, due 3-01-2009 .................................................4.12%
                                                                                                     ----

TOTAL...............................................................................................52.11%
                                                                                                    =====


PAX WORLD HIGH YIELD FUND, INC.


                         PAX WORLD HIGH YIELD FUND, INC.
                             SCHEDULE OF INVESTMENTS
                                December 31, 1999

                                                           NUMBER  OF                      PERCENT  OF
NAME OF ISSUER AND TITLE OF ISSUE                           SHARES             VALUE       NET  ASSETS

                  PREFERRED STOCKS
FOOD AND BEVERAGE
   Suiza Foods Corp. Capital Trust II 5.50%
     Convertible Preferred..........................          3,000       $      103,500        3.6%
                                                                          --------------


HEALTH CARE
   Health Care Property Investors, Inc. 8.60%
     Preferred Series C.............................         10,000              146,250        5.0
                                                                          --------------


LODGING AND LEISURE
   Host Marriott Corp. 10.00% Preferred Class B.              2,000               37,625
   Host Marriott Corp. Financial Trust 6.75%
     Convertible Preferred ..........................         2,700               84,713
                                                                          --------------
                                                                                 122,338        4.2
                                                                          --------------

REAL ESTATE
   Equity Residential Properties Trust 8.60%
     Convertible Preferred Series J.................          5,400              140,737        4.8
                                                                          --------------    -------

     TOTAL PREFERRED STOCKS.........................                             512,825       17.6
                                                                          --------------    -------

                                                           PRINCIPAL
              CORPORATE BONDS                                AMOUNT
                                                             ------

BROADCASTING/SATELLITE
   Echostar DBS Corp. Senior Note, 9.375%,
     due February 1, 2009............................      $100,000              101,000        3.5
                                                                          --------------

CABLE
   Century Communications Corp. Senior
     Note, 8.75%, due October 1, 2007................       100,000               96,750
   Charter Communications Holding LLC
     Senior Note, 8.625%, due April 1, 2009..........       100,000               92,875
   Telewest Communications, Inc. Senior
     Note 144A, 0/9.25%, due April 15, 2009..........       140,000               88,900
   United Pan Europe Communications Senior
     Note 144A,10.875%, due August 1, 2009...........       125,000              127,187
                                                                          --------------
                                                                                 405,712       13.9
                                                                          --------------

                                                 PAX WORLD HIGH YIELD FUND, INC.

PAX WORLD HIGH YIELD FUND, INC.
SCHEDULE OF INVESTMENTS, CONTINUED

                                                            PRINCIPAL                        PERCENT  OF
NAME OF ISSUER AND TITLE OF ISSUE                             AMOUNT             VALUE       NET  ASSETS

   CORPORATE BONDS, continued
CONSUMER PRODUCTS
   Windmere Durable Holdings Inc. Senior
     Note, 10.00%, due July 31, 2008.................    $  100,000        $      99,000       3.4%
                                                                           -------------

ENERGY
   Veritas DGC, Inc. Senior Note, 9.75%, due
     October 15, 2003................................       100,000              102,000        3.5
                                                                           -------------

FOOD AND BEVERAGE
   International Home Foods, Inc. Senior
     Subordinated Note, 10.375%, due
     November 1, 2006................................       100,000              104,250        3.6
                                                                           -------------

HEALTH CARE
   Dynacare, Inc., 10.75%, due January 15, 2006......       140,000              136,500        4.7
                                                                           -------------

INDUSTRIAL
   Russell Stanley Holdings, Inc.,
     Subordinated Note Series B, 10.875%,
     due February 15, 2009...........................       100,000               87,500        3.0
                                                                           -------------

RETAIL
   Musicland Group, Inc. Senior Subordinated
     Note, 9.00%, due June 15, 2003..................       100,000               97,500        3.3
                                                                           -------------

SERVICES/DISTRIBUTORS
   Ingram Micro, Inc. Subordinated Debenture,
     0/5.375%, due June 9, 2018......................       400,000              131,500
   Nationsrent, Inc. Senior Subordinated Note,
     10.375%, due December 15, 2008..................       100,000               99,000
                                                                           -------------
                                                                                 230,500        7.9
                                                                           -------------
TELECOMMUNICATIONS
   Clearnet Communications Inc. Senior Note,
     0/14.75%, due December 15, 2005.................       250,000              246,562
   Intermedia Communications, Inc. Senior
     Note, 9.50%, due March 1, 2009..................       125,000              120,000
   Microcell Telecommunications Senior Note
     Series B, 0/14.00%, due June 1, 2006............       250,000              221,875
   Nextel Communications Inc. Senior Serial
     Note 144A, 9.375%, due November 15, 2009........       125,000              123,125
                                                                           -------------
                                                                                 711,562       24.4
                                                                           -------------

PAX WORLD HIGH YIELD FUND, INC.

PAX WORLD HIGH YIELD FUND, INC.
SCHEDULE OF INVESTMENTS, CONTINUED


                                                            PRINCIPAL                        PERCENT  OF
NAME OF ISSUER AND TITLE OF ISSUE                             AMOUNT             VALUE       NET  ASSETS

   CORPORATE BONDS, CONTINUED
TECHNOLOGY
   Apple Computer, Inc. Note, 6.50%, due
     February 15, 2004...............................      $100,000         $     93,125
   PSINet, Inc. Senior Note Series B, 10.00%,
     due February 15, 2005...........................       125,000              124,219
                                                                            ------------
                                                                                 217,344         7.5%
                                                                            ------------     -------

     TOTAL CORPORATE BONDS...........................                          2,292,868        78.7
                                                                            ------------     -------

                                                           NUMBER
                MONEY MARKET SHARES                       OF SHARES
                                                          ---------

Pax World Money Market Fund..........................        45,324               45,324         1.6
                                                                            ------------     -------

     TOTAL INVESTMENTS...............................                          2,851,017        97.9

Cash, receivables and deferred costs less
   liabilities.......................................                             62,625         2.1
                                                                            ------------     -------

     NET ASSETS......................................                       $  2,913,642       100.0%
                                                                            ------------     -------

SEE NOTES TO FINANCIAL STATEMENTS.

                                                 PAX WORLD HIGH YIELD FUND, INC.


                         PAX WORLD HIGH YIELD FUND, INC.
                       STATEMENT OF ASSETS AND LIABILITIES
                                December 31, 1999

                                     ASSETS
Investments, at value - note A
     Preferred stocks (cost - $524,981) ....................................   $  512,825
     Bonds (amortized cost - $2,286,191) ...................................    2,292,868
     Pax World Money Market Fund (cost - $45,324) ..........................       45,324
                                                                               ----------
                                                                                2,851,017

Cash .......................................................................       56,287

Receivables
     Dividends and interest (including purchased interest) .................       51,440
                                                                               ----------
                                                                                2,958,744
                                                                               ----------
                                   LIABILITIES

Payables
     Investment securities purchased .......................................       26,828
     Dividend payable ......................................................       18,269

Accrued expenses ...........................................................            5
                                                                               ----------
         Total liabilities .................................................       45,102
                                                                               ----------

              Net assets (equivalent to $9.67 per share based on
                  301,268 shares of capital stock outstanding) - note E ....   $2,913,642
                                                                               ----------

              Net asset value, offering price and redemption price per share
                  ($2,913,642 / 301,268 shares outstanding) ................   $     9.67
                                                                               ----------

SEE NOTES TO FINANCIAL STATEMENTS.

PAX WORLD HIGH YIELD FUND, INC.


                         PAX WORLD HIGH YIELD FUND, INC.
                             STATEMENT OF OPERATIONS
      Period June 15, 1999 (the date of incorporation) to December 31, 1999

Investment income (loss)
     Income - note A
         Dividends
              Pax World Money Market Fund..............................    $      3,629
              Other investments........................................           7,394      $        11,023
                                                                           ------------
         Interest......................................................                               16,838
                                                                                             ---------------

            Total income...............................................                               27,861

     Expenses
         Investment advisory fee - note B..............................           2,083
         Distribution expenses - note D ...............................          14,273
         Printing and mailing..........................................           8,619
         Custodian fees - note F.......................................           5,420
         Registration fees.............................................              10
                                                                           ------------

              Total expenses...........................................          30,405

              Less: Fees paid indirectly - note F......................          (1,821)
                     Expenses assumed by Adviser - notes
                          B and G......................................         (23,320)
                                                                           ------------

                    Net expenses.......................................                                5,264
                                                                                            ----------------

              Investment income - net..................................                               22,597
                                                                                            ----------------

Realized and unrealized (loss) on investments - note C
     Net realized (loss) on investments................................                                 (119)
     Change in unrealized (depreciation) of investments
         for the period ...............................................                               (5,479)
                                                                                            ----------------
              Net (loss) on investments................................                               (5,598)
                                                                                            ----------------

              Net increase in net assets resulting from operations.....    $     16,999
                                                                           ------------

SEE NOTES TO FINANCIAL STATEMENTS.

PAX WORLD HIGH YIELD FUND, INC.

                         PAX WORLD HIGH YIELD FUND, INC.
                       STATEMENT OF CHANGES IN NET ASSETS
      Period June 15, 1999 (the date of incorporation) to December 31, 1999

Increase in net assets
     Operations
         Investment income - net .................................  $    22,597
         Net realized (loss) on investments ......................         (119)
         Change in unrealized (depreciation) of investments ......       (5,479)
                                                                    -----------
              Net increase in net assets resulting from operations       16,999
Distributions to shareholders from investment income - net .......      (22,597)
     Capital share transactions - note E .........................    2,919,240
                                                                    -----------
              Net increase in net assets .........................    2,913,642

Net assets
     Beginning of period .........................................           --
                                                                    -----------

     End of period ...............................................  $ 2,913,642
                                                                    -----------

SEE NOTES TO FINANCIAL STATEMENTS.

PAX WORLD HIGH YIELD FUND, INC.

                         PAX WORLD HIGH YIELD FUND, INC.
                          NOTES TO FINANCIAL STATEMENTS
                                December 31, 1999

NOTE A - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION

     Pax World High Yield Fund, Inc. ("Fund"), incorporated in Delaware on June 15, 1999, is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund commenced operations on August 25, 1999 with the issuance of 10,000 shares of capital stock to Pax World Management Corp., the Fund's Adviser ("Adviser"). Investment operations commenced October 13, 1999.

     All organization costs were borne by the Adviser.

     The Fund's policy is to invest in securities of companies producing goods and services that improve the quality of life and that are not, to any degree, engaged in manufacturing defense or weapons-related products. Its primary investment objective is to seek high current income. The Fund will, however, also seek capital appreciation as a secondary objective to the extent that it is consistent with the Fund's primary objective. It seeks to achieve this objective by investing primarily in high- yield, fixed income securities rated BBB or lower by Standard & Poor's Ratings Group or Moody's Investors Service and other fixed income securities either similarly rated by another major rating service or unrated securities which are, in the opinion of the Adviser, of comparable quality.

VALUATION OF INVESTMENTS

     Securities listed on any national, regional or local exchange are valued at the closing prices on such exchanges. Securities listed on the NASDAQ national market system are valued using quotations obtained from the market maker where the security is traded most extensively. Shares in money market funds are valued at $1 per share.

INVESTMENT TRANSACTIONS

     Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses are determined on the identified cost basis, which is also used for Federal income tax purposes.

INVESTMENT INCOME

     Dividend income is recognized on the ex-dividend date. Interest income is recognized on the accrual basis and includes accretion of discount and amortization of premiums.

     The Fund amortizes purchase price premium and accretes discount on bonds over the remaining life of the bonds using the effective interest method of amortization; for callable bonds, the amortization period is to the most likely call date. Net discount accretion for the period October 13, 1999 (the date investment operations commenced) to December 31, 1999 was $3,883.

REPURCHASE AGREEMENTS

     The Fund may enter into repurchase agreements. The repurchase date is usually within a day or two of the original purchase, although it may extend over a number of months. The Fund's repurchase

                                                 PAX WORLD HIGH YIELD FUND, INC.

PAX WORLD HIGH YIELD FUND, INC.
NOTES TO FINANCIAL STATEMENTS, CONTINUED

agreements will be fully collateralized at all times by obligations issued or guaranteed by U.S. Government agencies and instrumentalities (other than the U.S. Treasury) in an amount at least equal to the purchase price of the underlying securities (including accrued interest earned thereon). In the event of a default or bankruptcy by a seller, the Fund will promptly seek to liquidate the collateral. To the extent that the proceeds from any sale of such collateral upon a default in the obligation to repurchase are less than the repurchase price, the Fund will suffer a loss. The Fund has not experienced any such losses. There were no repurchase agreements outstanding at December 31, 1999.

FEDERAL INCOME TAXES

     The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

DISTRIBUTIONS TO SHAREHOLDERS

     Distributions of investment income are accrued daily (based upon each day's investment income, net) and are paid monthly on the first business day of the month subsequent to the month of accrual. Shareholders who redeem shares during a month receive the dividend accrued to the date of redemption.

     Distributions of net realized gain on investments, if any, are recorded on the ex-dividend date. There were no capital gain distributions during the period June 15, 1999 (the date of incorporation) to December 31, 1999 since there was a net realized (loss) on investments for the period.

ACCOUNTING ESTIMATES

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE B - INVESTMENT ADVISORY FEE AND OTHER  TRANSACTIONS WITH AFFILIATES

     Pursuant to an Advisory Agreement ("Agreement") between the Fund and the Adviser, the Adviser furnishes investment advisory services in connection with the management of the Fund. Under the Agreement, the Adviser, subject to the supervision of the Board of Directors of the Fund, is responsible for managing the assets of the Fund in accordance with its investment objectives, investment program and policies. The Adviser determines what securities and other instruments are purchased and sold for the Fund and is responsible for obtaining and evaluating financial data relevant to the Fund. In the event that the average net assets of the Fund are less than $5,000,000, the adviser will be compensated by the Fund for its services at an annual rate of $25,000; in the event that average net assets of the Fund are equal to or in excess of $5,000,000, the annual investment advisory fee will be 1% of its average daily net assets on the first $25,000,000 and 3/4% of its average daily net assets in excess of that amount. The Adviser has agreed to waive the portion of the advisory fee necessary to offset the amount of the advisory fee payable

PAX WORLD HIGH YIELD FUND, INC.

PAX WORLD HIGH YIELD FUND, INC.
NOTES TO FINANCIAL STATEMENTS, CONTINUED

by Pax World Money Market Fund, Inc. to the Adviser with respect to any assets of the Fund which are invested in the Pax World Money Market Fund, Inc.

     Two officers, who are also directors of the Fund, are also officers and directors of the Adviser. An officer of the Fund, who is not a director of the Fund, is an officer and director of the Adviser. Two other officers of the Fund, who are not directors of the Fund, are also officers of the Adviser.

     The Adviser has agreed to supply and pay for such services as are deemed by the Board of Directors of the Fund to be necessary or desirable and proper for the continuous operations of the Fund (excluding all taxes and charges of governmental agencies and brokerage commissions incurred in connection with portfolio transactions) which are in excess of 1.5% of the average daily net asset value of the Fund per annum. The Adviser has agreed to reduce this percentage to .85% for fiscal year 2000. Such expenses include (i) management and distribution fees; (ii) the fees of affiliated and unaffiliated Directors;
(iii) the fees of the Fund's Custodian and Transfer Agent; (iv) the fees of the Fund's legal counsel and independent accountants; (v) the reimbursement of organization expenses; and (vi) expenses related to shareholder communications including all expenses of shareholders' and Board of Directors' meetings and of preparing, printing and mailing reports, proxy statements and prospectuses to shareholders. The Adviser was required to supply and assume a total of $23,310 for such services for the period June 15, 1999 (the date of incorporation) to December 31, 1999. Additionally, the Adviser assumed, on a voluntary basis, expenses of $10 for the period June 15, 1999 (the date of incorporation) to December 31, 1999. Reference is made to note G.

     All of the Adviser's capital stock is currently owned by four siblings whose family has an ownership interest in a brokerage firm which the Fund utilizes to execute security transactions. Brokerage commissions paid to this firm during the period October 13, 1999 (the date investment operations commenced) to December 31, 1999 totaled $1,044 (11.1% of total commissions for the period).

     The Fund is permitted to invest in the Pax World Money Market Fund, Inc., which is also managed by the Adviser.

     At December 31, 1999, the Adviser owned 268,321 shares of the Fund's capital stock, 89.1% of the shares outstanding on that date.

NOTE C - INVESTMENT  TRANSACTIONS

     Purchases and proceeds from sales of investments, excluding short-term investments, aggregated $2,912,434 and $105,025, respectively, for the period June 15, 1999 (the date of incorporation) to December 31, 1999. There were no U.S. Government agency bonds purchased or sold during the period.

     Net realized gain or loss on sales of investments is determined on the basis of identified cost. If determined on an average cost basis, the net realized gain for the period June 15, 1999 (the date of incorporation) to December 31, 1999 would have been approximately the same.

     For Federal income tax purposes, the identified cost of investments owned at December 31, 1999 was $2,856,496. Gross unrealized appreciation and depreciation of investments aggregated $23,327 and $28,806, respectively, at December 31, 1999, resulting in net unrealized (depreciation) of ($5,479).

                                                 PAX WORLD HIGH YIELD FUND, INC.

PAX WORLD HIGH YIELD FUND, INC.
NOTES TO FINANCIAL STATEMENTS, CONTINUED

NOTE D - DISTRIBUTION EXPENSES

     The Fund maintains a distribution expense plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, pursuant to which the Fund incurs the expenses of distributing the Fund's shares. These expenses include (but are not limited to) advertising expenses, the cost of printing and mailing prospectuses to potential investors, commissions and account servicing fees paid to, or on account of, broker-dealers or certain financial institutions which have entered into agreements with the Fund, compensation to and expenses incurred by officers, directors and/or employees of the Fund for their distributional services and indirect and overhead costs associated with the sale of Fund shares (including, but not limited to, travel and telephone expenses). The Plan provides that (i) up to twenty-five one hundredths of one percent (.25%) of the average daily net assets of the Fund per annum may be used to pay for personal service and/or the maintenance of shareholder accounts (service fee) and (ii) total distribution fees (including the service fee of .25%) may not exceed thirty-five one hundredths of one percent (.35%) of the average daily net assets of the Fund per annum. The Plan may be terminated at any time, without penalty, by (a) the vote of a majority of the Directors who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan or
(b) the vote of the holders of a majority of the outstanding shares of the Fund. If the Plan is terminated, the payment of fees to third parties would be discontinued at that time.

NOTE E - CAPITAL AND RELATED  TRANSACTIONS

     Transactions in capital stock were as follows:

                                                        Period August 25, 1999
                                                          (the date operations
                                                              commenced) to
                                                             December 31, 1999
                                                      --------------------------

                                                         Shares       Dollars
                                                         ------       -------

     Shares sold ....................................     301,192   $ 2,918,506
     Shares issued in reinvestment of distributions..          92           890
                                                      -----------   -----------
                                                          301,284     2,919,396
     Shares redeemed ................................         (16)         (156)
                                                      -----------   -----------
     Net increase ...................................     301,268   $ 2,919,240
                                                      -----------   -----------

     The components of net assets at December 31, 1999 are as follows:

     Paid-in capital (25,000,000 shares of $1 par value authorized). $2,919,240
     Undistributed capital (loss)...................................       (119)
     Net unrealized (depreciation) of investments...................     (5,479)
                                                                     ----------

            Net assets.............................................. $2,913,642
                                                                     ----------

PAX WORLD HIGH YIELD FUND, INC.

PAX WORLD HIGH YIELD FUND, INC.
NOTES TO FINANCIAL STATEMENTS, CONTINUED

NOTE F - CUSTODIAN BANK AND CUSTODIAN FEES

     State Street Bank and Trust Company is the custodian bank for the Fund's assets. The custodian fees charged by the bank are reduced, pursuant to an expense offset arrangement, by an earnings credit which is based upon the average cash balances maintained at the bank. If the Fund did not have such an offset arrangement, it could have invested the amount of the offset in an income-producing asset.

NOTE G - EXPENSES ASSUMED BY ADVISER

     The Adviser has assumed certain expenses incurred by the Fund, some in accordance with the Advisory Agreement (note B) and others on a voluntary basis, as follows:

Expenses assumed by the Adviser in accordance
  with the Advisory Agreement .......................................... $23,310

Expenses assumed by the Adviser on a voluntary basis -
  registration fees.....................................................      10
                                                                         -------

Total expenses assumed by Adviser ...................................... $23,320
                                                                         =======

     The ratio of net expenses (after subtracting the expenses assumed by the Adviser in accordance with the Advisory Agreement) to average net assets was 1.5% for the period June 15, 1999 (the date of incorporation) to December 31, 1999. (The ratio of total expenses to average net assets which is required disclosure in the financial highlights is based upon total expenses for the period after subtracting the expenses assumed by the Adviser but before the reduction of custodian fees for the income earned pursuant to an expense offset arrangement. This ratio is 2.0% for the period June 15, 1999 (the date of incorporation) to December 31, 1999.)

     Reference is made to note B.

                                                 PAX WORLD HIGH YIELD FUND, INC.

                              FINANCIAL HIGHLIGHTS

     The following per share data, ratios and supplemental data have been derived from information provided in the financial statements and the Fund's underlying financial records.


1. PER SHARE COMPONENTS OF THE NET CHANGE DURING THE PERIOD IN NET ASSET VALUE (BASED UPON AVERAGE NUMBER OF SHARES OUTSTANDING).

                                                           Period October 13, 1999
                                                            (the date investment
                                                                 operations
                                                                commenced) to
                                                              December 31, 1999
                                                              -----------------
     Net asset value, beginning of period ........................ $    10.00
                                                                   ----------

     Income from investment operations
        Investment income - net ..................................       .093
        Net realized and unrealized (loss) on investments ........      (.330)
                                                                   ----------
           Total from investment operations ......................      (.237)
                                                                   ----------

     Less distributions
        Dividends from investment income - net ...................       .093
                                                                   ----------

     Net asset value, end of period .............................. $     9.67
                                                                   ----------

2.    TOTAL RETURN ...............................................      (2.46)%

3.    RATIOS AND SUPPLEMENTAL DATA

     Ratio of total expenses to average net assets (A)(B) ........       2.01%

     Ratio of investment income - net to average net assets (A)...       6.40%

     Portfolio turnover rate .....................................       7.10%

     Net assets, end of period ('000s) ........................... $    2,914

     Number of capital shares outstanding, end of period ('000s)..        301

   (A) These ratios for the period ended December 31, 1999 have been annualized.
   (B) This ratio is based upon total expenses, including the gross amount of custodian fees (before being reduced pursuant to an expense offset arrangement), net of expenses assumed by the Adviser.

PAX WORLD HIGH YIELD FUND, INC.

                          INDEPENDENT AUDITORS' REPORT

Board of Directors and Shareholders
Pax World High Yield Fund, Inc.


     We have audited the statement of assets and liabilities of Pax World High Yield Fund, Inc., including the schedule of investments, at December 31, 1999, and the related statements of operations and changes in net assets for the period June 15, 1999 (the date of incorporation) to December 31, 1999, and the financial highlights for the period October 13, 1999 (the date investment operations commenced) to December 31, 1999. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.


     We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.


     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pax World High Yield Fund, Inc. at December 31, 1999, the results of its operations and the changes in its net assets for the period June 15, 1999 (the date of incorporation) to December 31, 1999, and the financial highlights for the period October 13, 1999 (the date investment operations commenced) to December 31, 1999, in conformity with generally accepted accounting principles.



                                                  /s/Pannell Kerr Forster, P.C.



   January 21, 2000

Dear Shareholders,

As a new feature of the Pax World Fund Family Annual Reports, we would like to share with you some of the projects the Pax World Management Corp. Social Research Department initiated during this last year. As you know, one of our most important jobs is to provide a comprehensive analysis of all current and potential holdings. We remain dedicated to this screening process, having reviewed some 200 companies in 1999.

     In other activities, we:

      o Were named a winner of the Business Ethics Social Investing Award by Business Ethics Magazine.
      o Became a founding member of the Shareholder Advocacy Network, a web-based repository of information that investors will be able to use for information about shareholder campaigns.
      o Signed onto a letter by the Coalition for Environmentally Responsible Economies (CERES) entitled, "Leading Socially Responsible Investment Firms Recommit to CERES on the 10th Anniversary of the Exxon Valdez Oil Spill."
      o Joined a coalition of social researchers working to develop better methods of researching international investments.

     After a year of dialogue, our concern over the class action lawsuit filed on behalf of workers from the Northern Marianas Islands prompted us to reduce our position in Gap, Inc. from 1,000,000 shares to 500,000 shares. We are urging Gap, Inc. to contract with Verite, a non-governmental organization that monitors overseas working conditions. We understand that, to date, the company has made no such arrangement.

   In another example of corporate dialogue, we contacted Wendy's twice during 1999. Our first concern was a racial discrimination lawsuit filed against the company by a franchisee, which we understand was resolved when the company re-purchased the franchises in question. Overall, the company has a very good record in this area and we believe the lawsuit was an anomaly, not an indicator of deeper problems. The second contact was over the company's sponsorship of WWF SMACKDOWN. After researching the matter, the company responded that a local co-op had purchased a one-time advertising slot and that they would not sponsor the show again.

     Pax World's longstanding social commitment has been, and will continue to be, a leading example to the investment community. We look forward to the coming year and the opportunity to provide you with research and social involvement.



                                                Sincerely,




                                                Anita Green
                                                Director of Social Research



February 22, 2000

                                     [LOGO]
                           PERFORMANCE AND PRINCIPLES
                              PAX WORLD FUND FAMILY
                  THE SOCIALLY RESPONSIBLE MUTUAL FUND FAMILY

INVESTMENT ADVISER
Pax World Management Corp.
222 State Street
Portsmouth, NH 03801-3853

TRANSFER AND DIVIDEND DISBURSING AGENT
PFPC Inc.
P.O. Box 8950
Wilmington, DE 19899-8950

GENERAL COUNSEL
Bresler Goodman & Unterman, LLP
521 Fifth Avenue
New York, NY 10175

INDEPENDENT AUDITORS
Pannell Kerr Forster PC
75 Federal Street
Boston, MA 02110

                                     [LOGO]
                             PAX WORLD FUND FAMILY

222 State Street
Portsmouth, NH 03801-3853
   www.paxfund.com

For General Fund Information, please call:
   1-800-767-1729

For Shareholder Account Information, please call:
   1-800-372-7827

For Broker Services, please call:
   1-800-635-1404

All Account Inquiries should be addressed to:
   Pax World Fund Family
   P.O. Box 8930
   Wilmington, DE 19899

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